UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2022

iSpecimen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40501	27-0480143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Bedford Street Lexington, MA 02420
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 301-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ISPC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Executive Employment Agreements

On June 20, 2022, iSpecimen Inc. (the “Company”) entered into amendments (collectively, the “Amendments”) to the executive employment agreements of each of Christopher Ianelli, the Company’s Chief Executive Officer and President, Jill Mullan, the Company’s Chief Operating Officer and Secretary, Tracy Curley, the Company’s Chief Financial Officer and Treasurer, and Benjamin Bielak, the Company’s Chief Information Officer (collectively, the “Employment Agreements”). Under their initial terms, each of the Employment Agreements would have expired on June 21, 2022. Pursuant to the Amendments, the Company and each of Mr. Ianelli, Ms. Mullan, Ms. Curley and Mr. Bielak agreed to extend the expiration date of each of their Employment Agreements to the earlier of (i) July 29, 2022, (ii) the death or disability of such executive, or (iii) the occurrence of any of the termination events as described in Section 5 of their respective Employment Agreements, so that there is sufficient time for the Company’s board of directors and each of them to complete the performance review described in Section 3 of their respective Employment Agreements for the purpose of determining each of their compensation and performance goals for the annual period through June 21, 2023.

Copies of the Amendments between the Company and each of Mr. Ianelli, Ms. Mullan, Ms. Curley and Mr. Bielak are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	First Amendment to Executive Employment Agreement, dated as of June 20, 2022, between the Company and Christopher Ianelli
10.2	First Amendment to Executive Employment Agreement, dated as of June 20, 2022, between the Company and Jill Mullan
10.3	First Amendment to Executive Employment Agreement, dated as of June 20, 2022, between the Company and Tracy Curley
10.4	First Amendment to Executive Employment Agreement, dated as of June 20, 2022, between the Company and Benjamin Bielak
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2022

iSPECIMEN INC.

By:	/s/ Christopher Ianelli
Name: Christopher Ianelli
Title: Chief Executive Officer and President